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                                                                    Exhibit 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

1997 Corp.
New York, New York

         We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form SB-2, Post-Effective Amendment No. 2, of our report dated March 31, 1997, relating to the financial statement of 1997 Corp., which is contained in that Prospectus.

         We also consent to the reference to our Firm under the caption "Expert" in the Prospectus.


                                              /s/ Feldman Radin & Co., P.C.
                                              Feldman Radin & Co.
                                              Certified Public Accountant


New York, New York
June 11, 1997

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